Exhibit FS-1(b)

                                                Consolidated Financial Statements - Assets                                        1


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                          ASSETS                         E.ON Energie         Powergen            Ruhrgas          Degussa

                                                      -------------------------------------------------------------------------
                                                           (euro)              (euro)             (euro)            (euro)
===============================================================================================================================
Fixed assets
I. Intangible assets
   Intangible assets subject to amortization                            0        952,844,270        363,843,268              0
   Intangible assets not subject to amortization                        0          2,600,007        239,739,779              0
   Goodwill                                                 3,220,591,050      7,715,517,036      2,920,032,528              0
   Goodwill (technical)                                                 -                  -                  -              -
   Other intangible assets                                  2,553,085,613                  0                  0              0
   Advance payments                                                     0                  0            915,622              0
                                                      -------------------------------------------------------------------------
   Total Intangible assets                                  5,773,676,663      8,670,961,313      3,524,531,197              0
                                                      -------------------------------------------------------------------------

II.Property, plant and equipment
   Real estate, leasehold rights                            3,736,754,995        120,993,370         88,946,057              0
   Buildings, including buildings on leasehold land         3,235,115,931        410,433,683        125,325,658              0
   Mine developement costs, mines, drillings                   14,601,262                  0                  0              0
   Nuclear fuel elements                                        6,618,691                  0                  0              0
   Technical equipment, plant and machinery                16,763,674,464      6,960,631,489      3,955,664,893              0
   Other equipment, fixtures, furniture and office
   equipment                                                  301,814,504        658,728,147         49,211,650              0
   Advance payments and construction in progress              664,737,033        594,334,712         31,017,882              0
   Asset Retirement Cost (ARC)                                 65,225,366         35,120,587         11,233,639              0
                                                      -------------------------------------------------------------------------
   Total Property, plant and equipment                     24,788,542,246      8,780,241,988      4,261,399,779              0
                                                      -------------------------------------------------------------------------

III.Financial assets
   Shares in non-consolidated affiliated companies            475,910,308        664,711,839        520,893,109              0
   Long-term loans to affiliated companies                    222,458,344                  0             19,434              0
   Shares in associated companies                           4,805,998,884        154,811,626      3,081,443,542              0
   Other share investments                                  1,082,712,445         33,989,084      2,758,024,935              0
   Loans to associated and other companies                    235,765,472         18,252,813                  0              0
   Long-term securities                                       845,776,453        122,781,496         10,095,697              0
   Loans related to banking operations and other
   long-term loans                                            771,207,636                  0         15,263,506              0
                                                      -------------------------------------------------------------------------
   Total Financial assets                                   8,439,829,542        994,546,858      6,385,740,223              0
                                                      -------------------------------------------------------------------------

                                                      -------------------------------------------------------------------------
   Total Fixed assets                                      39,002,048,451     18,445,750,159     14,171,671,199              0
                                                      -------------------------------------------------------------------------

Non-fixed assets
I. Inventories
   Raw materials and supplies                                 972,232,696        347,420,699         96,140,908              0
   Work in progress                                            72,930,226                  0         28,820,579              0
   Finished products                                              379,262                  0         37,979,423              0
   goods purchased for sale                                    86,733,650                  0        393,896,165              0
   Finished products, goods purchased for sale                 87,112,912                  0        431,875,588              0
                                                      -------------------------------------------------------------------------
   Total Inventories                                        1,132,275,834        347,420,699        556,837,075              0
                                                      -------------------------------------------------------------------------

II.Receivables and other assets
   Financial receivables and other assets                   4,787,775,437                  0        141,321,967              0
   Operating receivables and other assets                   7,713,429,092      2,707,806,773      3,126,175,717              0
                                                      -------------------------------------------------------------------------
   Receivables and other assets                            12,501,204,529      2,707,806,773      3,267,497,684              0
                                                      -------------------------------------------------------------------------
   Share investments to be sold
   Investment in short term securities                      6,716,957,129         16,253,127        188,782,360              0
   Cash and cash aquivalents                                  838,278,469         87,040,031        151,214,419              0
   Assets of disposal groups                                            0                  0                  0              0
                                                      -------------------------------------------------------------------------
   Total Non-fixed assets                                  21,188,715,961      3,158,520,630      4,164,331,538              0
                                                      -------------------------------------------------------------------------

III.Prepaid expenses/Deferred taxes
   Deferred taxes                                           1,873,268,354                  0         56,935,738              0
   Prepaid expenses                                           263,388,988        114,583,988         10,461,373              0

                                                      -------------------------------------------------------------------------
Total assets                                               62,327,421,754     21,718,854,777     18,403,399,848              0
-------------------------------------------------------------------------------------------------------------------------------


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                          ASSETS                       Viterra AG            Total             Other/               E.ON Group
                                                                                            Consolidation
                                                      ----------------------------------------------------------------------------
                                                          (euro)             (euro)             (euro)                  (euro)
==================================================================================================================================
Fixed assets
I. Intangible assets
   Intangible assets subject to amortization                   918,704       1,317,606,242                0         1,317,606,242
   Intangible assets not subject to amortization                     0         242,339,786                0           242,339,786
   Goodwill                                                 10,778,192      13,866,918,806       88,303,296        13,955,222,102
   Goodwill (technical)                                              -                   -                -                     -
   Other intangible assets                                           0       2,553,085,613          356,383         2,553,441,996
   Advance payments                                                  0             915,622                0               915,622
                                                      ----------------------------------------------------------------------------
   Total Intangible assets                                  11,696,896      17,980,866,069       88,659,679        18,069,525,748
                                                      ----------------------------------------------------------------------------

II.Property, plant and equipment
   Real estate, leasehold rights                         1,471,199,939       5,417,894,361       32,287,073         5,450,181,434
   Buildings, including buildings on leasehold land      3,201,421,786       6,972,297,058      206,365,039         7,178,662,097
   Mine developement costs, mines, drillings                         0          14,601,262                0            14,601,262
   Nuclear fuel elements                                             0           6,618,691                0             6,618,691
   Technical equipment, plant and maschinery                   376,887      27,680,347,733       49,436,280        27,729,784,013
   Other equipment, fixtures, furniture and office
   equipment                                                 7,514,152       1,017,268,453       11,824,960         1,029,093,413
   Advance payments and construction in progress             4,422,225       1,294,511,852       20,727,572         1,315,239,424
   Asset Retirement Cost (ARC)                                       0         111,579,592                0           111,579,592
                                                      ----------------------------------------------------------------------------
   Total Property, plant and equipment                   4,684,934,989      42,515,119,002      320,640,924        42,835,759,926
                                                      ----------------------------------------------------------------------------

III.Financial assets
   Shares in non-consolidated affiliated companies           1,092,839       1,662,608,095   -1,064,716,818           597,891,277
   Long-term loans to affiliated companies                           0         222,477,778      472,804,085           695,281,863
   Shares in associated companies                                    0       8,042,254,052    2,325,139,516        10,367,393,568
   Other share investments                                  32,755,158       3,907,481,622       85,371,830         3,992,853,452
   Loans to associated and other companies                           0         254,018,285       42,139,824           296,158,109
   Long-term securities                                              0         978,653,646        2,553,293           981,206,939
   Loans related to banking operations and other
   long-term loans                                           1,754,964         788,226,106        5,623,344           793,849,450
                                                      ----------------------------------------------------------------------------
   Total Financial assets                                   35,602,961      15,855,719,584    1,868,915,074        17,724,634,658
                                                      ----------------------------------------------------------------------------

                                                      ----------------------------------------------------------------------------
   Total Fixed assets                                    4,732,234,846      76,351,704,655    2,278,215,677        78,629,920,332
                                                      ----------------------------------------------------------------------------

Non-fixed assets
I. Inventories
   Raw materials and supplies                               97,510,244       1,513,304,547      -11,933,480         1,501,371,067
   Work in progress                                        303,070,795         404,821,600                0           404,821,600
   Finished products                                        41,242,645          79,601,330        3,450,202            83,051,532
   goods purchased for sale                                  1,201,316         481,831,131        6,095,458           487,926,589
   Finished products, goods purchased for sale              42,443,961         561,432,461        9,545,660           570,978,121
                                                      ----------------------------------------------------------------------------
   Total Inventories                                       443,025,000       2,479,558,608       -2,387,820         2,477,170,788
                                                      ----------------------------------------------------------------------------

II.Receivables and other assets
   Financial receivables and other assets                  189,196,243       5,118,293,647   -2,926,099,726         2,192,193,921
   Operating receivables and other assets                  659,008,163      14,206,419,745    1,625,756,292        15,832,176,037
                                                      ----------------------------------------------------------------------------
   Receivables and other assets                            848,204,406      19,324,713,392   -1,300,343,434        18,024,369,958
                                                      ----------------------------------------------------------------------------
   Share investments to be sold
   Investment in short term securities                       2,854,273       6,924,846,889      549,005,607         7,473,852,496
   Cash and cash aquivalents                                69,344,294       1,145,877,213    2,175,471,291         3,321,348,504
   Assets of disposal groups                                         0                   0                0                     0
                                                      ----------------------------------------------------------------------------
   Total Non-fixed assets                                1,363,427,973      29,874,996,102    1,421,745,644        31,296,741,746
                                                      ----------------------------------------------------------------------------

III.Prepaid expenses/Deferred taxes
   Deferred taxes                                           31,394,741       1,961,598,833     -436,845,948         1,524,752,885
   Prepaid expenses                                          4,018,538         392,452,887        6,182,651           398,635,538

                                                      ----------------------------------------------------------------------------
Total assets                                             6,131,076,098     108,580,752,477    3,269,298,024       111,850,050,501
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


                                                Consolidated Financial Statements - Assets                                        1

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                          ASSETS                          E.ON Energie          Powergen            Ruhrgas           Degussa

                                                      ----------------------------------------------------------------------------
                                                               $                   $                   $                 $
==================================================================================================================================
Fixed assets
I. Intangible assets
   Intangible assets subject to amortization                             0       1,190,674,200         454,658,548              0
   Intangible assets not subject to amortization                         0           3,248,969         299,578,828              0
   Goodwill                                                  4,024,450,576       9,641,310,088       3,648,872,647              0
   Other intangible assets                                   3,190,335,782                   0                   0              0
   Advance payments                                                      0                   0           1,144,161              0
                                                      ----------------------------------------------------------------------------
   Total Intangible assets                                   7,214,786,358      10,835,233,257       4,404,254,184              0
                                                      ----------------------------------------------------------------------------

II.Property, plant and equipment
   Real estate, leasehold rights                             4,669,449,042         151,193,315         111,146,993              0
   Buildings, including buildings on leasehold land          4,042,600,867         512,877,930         156,606,942              0
   Mine developement costs, mines, drillings                    18,245,737                   0                   0              0
   Nuclear fuel elements                                         8,270,716                   0                   0              0
   Technical equipment, plant and machinery                 20,947,887,610       8,698,005,109       4,942,998,850              0
   Other equipment, fixtures, furniture and office
   equipment                                                   377,147,404         823,146,692          61,494,878              0
   Advance payments and construction in progress               830,655,396         742,680,656          38,759,945              0
   Asset Retirement Cost (ARC)                                  81,505,617          43,886,686          14,037,555              0
                                                      ----------------------------------------------------------------------------
   Total Property, plant and equipment                      30,975,762,391      10,971,790,388       5,325,045,164              0
                                                      ----------------------------------------------------------------------------

III.Financial assets
   Shares in non-consolidated affiliated companies             594,697,521         830,623,914         650,908,029              0
   Long-term loans to affiliated companies                     277,983,947                   0              24,285              0
   Shares in associated companies                            6,005,576,205         193,452,608       3,850,571,850              0
   Other share investments                                   1,352,957,471          42,472,759       3,446,427,959              0
   Loans to associated and other companies                     294,612,534          22,808,715                   0              0
   Long-term securities                                      1,056,882,256         153,427,757          12,615,583              0
   Loans related to banking operations
   and other long-term loans                                   963,701,062                   0          19,073,277              0
                                                      ----------------------------------------------------------------------------
   Total Financial assets                                   10,546,410,996       1,242,785,754       7,979,620,983              0
                                                      ----------------------------------------------------------------------------

                                                      ----------------------------------------------------------------------------
   Total Fixed assets                                       48,736,959,744      23,049,809,399      17,708,920,330              0
                                                      ----------------------------------------------------------------------------

Non-fixed assets
I. Inventories
   Raw materials and supplies                                1,214,901,977         434,136,905         120,137,679              0
   Work in progress                                             91,133,610                   0          36,014,196              0
   Finished products, goods purchased for sale                 108,856,295                   0         539,671,735              0
                                                      ----------------------------------------------------------------------------
   Total Inventories                                         1,414,891,882         434,136,905         695,823,609              0
                                                      ----------------------------------------------------------------------------

II.Receivables and other assets
   Financial receivables and other assets                    5,982,804,186                   0         176,595,930              0
   Operating receivables and other assets                    9,638,700,993       3,383,675,344       3,906,469,176              0
                                                      ----------------------------------------------------------------------------
   Receivables and other assets                             15,621,505,179       3,383,675,344       4,083,065,106              0
                                                      ----------------------------------------------------------------------------
   Share investments to be sold
   Investment in short term securities                       8,393,509,628          20,309,907         235,902,437              0
   Cash and cash equivalents                                 1,047,512,775         108,765,223         188,957,538              0
   Assets of disposal groups                                             0                   0                   0              0
                                                      ----------------------------------------------------------------------------
   Total Non-fixed assets                                   26,477,419,465       3,946,887,379       5,203,748,690              0
                                                      ----------------------------------------------------------------------------

III.Prepaid expenses/Deferred taxes
   Deferred taxes                                            2,340,836,135                   0          71,146,898              0
   Prepaid expenses                                            329,130,879         143,184,151          13,072,532              0
                                                                         0                   0                   0              0
                                                      ----------------------------------------------------------------------------
Total assets                                                77,884,346,224      27,139,880,929      22,996,888,450              0
----------------------------------------------------------------------------------------------------------------------------------


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                          ASSETS                       Viterra AG            Total             Other/            E.ON Group
                                                                                            Consolidation
                                                      ----------------------------------------------------------------------------
                                                           $                   $                  $                  $
==================================================================================================================================
Fixed assets
I. Intangible assets
   Intangible assets subject to amortization                 1,148,013       1,646,480,760                0         1,646,480,760
   Intangible assets not subject to amortization                     0         302,827,797                0           302,827,797
   Goodwill                                                 13,468,429      17,328,101,740      110,343,799        17,438,445,539
   Other intangible assets                                           0       3,190,335,782          445,336         3,190,781,118
   Advance payments                                                  0           1,144,161                0             1,144,161
                                                      ----------------------------------------------------------------------------
   Total Intangible assets                                  14,616,441      22,468,890,240      110,789,135        22,579,679,375
                                                      ----------------------------------------------------------------------------

II.Property, plant and equipment
   Real estate, leasehold rights                         1,838,411,444       6,770,200,794       40,345,926         6,810,546,720
   Buildings, including buildings on leasehold land      4,000,496,664       8,712,582,404      257,873,753         8,970,456,156
   Mine developement costs, mines, drillings                         0          18,245,737                0            18,245,737
   Nuclear fuel elements                                             0           8,270,716                0             8,270,716
   Technical equipment, plant and machinery                    470,958      34,589,362,527       61,775,575        34,651,138,103
   Other equipment, fixtures, furniture and office
   equipment                                                 9,389,684       1,271,178,659       14,776,470         1,285,955,129
   Advance payments and construction in progress             5,526,012       1,617,622,010       25,901,174         1,643,523,184
   Asset Retirement Cost (ARC)                                       0         139,429,858                0           139,429,858
                                                      ----------------------------------------------------------------------------
   Total Property, plant and equipment                   5,854,294,762      53,126,892,705      400,672,899        53,527,565,604
                                                      ----------------------------------------------------------------------------

III.Financial assets
   Shares in non-consolidated affiliated companies           1,365,612       2,077,595,076   -1,330,470,136           747,124,940
   Long-term loans to affiliated companies                           0         278,008,231      590,815,985           868,824,216
   Shares in associated companies                                    0      10,049,600,663    2,905,494,339        12,955,095,003
   Other share investments                                  40,930,845       4,882,789,035      106,680,639         4,989,469,674
   Loans to associated and other companies                           0         317,421,249       52,657,924           370,079,173
   Long-term securities                                              0       1,222,925,596        3,190,595         1,226,116,191
   Loans related to banking operations
   and other long-term loans                                 2,193,003         984,967,342        7,026,931           991,994,273
                                                      ----------------------------------------------------------------------------
   Total Financial assets                                   44,489,460      19,813,307,192    2,335,396,276        22,148,703,469
                                                      ----------------------------------------------------------------------------

                                                      ----------------------------------------------------------------------------
   Total Fixed assets                                    5,913,400,664      95,409,090,137    2,846,858,310        98,255,948,447
                                                      ----------------------------------------------------------------------------

Non-fixed assets
I. Inventories
   Raw materials and supplies                              121,848,801       1,891,025,362      -14,912,077         1,876,113,285
   Work in progress                                        378,717,265         505,865,071                0           505,865,071
   Finished products, goods purchased for sale              53,037,974         701,566,003       11,928,257           713,494,260
                                                      ----------------------------------------------------------------------------
   Total Inventories                                       553,604,040       3,098,456,437       -2,983,820         3,095,472,617
                                                      ----------------------------------------------------------------------------

II.Receivables and other assets
   Financial receivables and other assets                  236,419,625       6,395,819,741   -3,656,454,218         2,739,365,524
   Operating receivables and other assets                  823,496,600      17,752,342,113    2,031,545,062        19,783,887,176
                                                      ----------------------------------------------------------------------------
   Receivables and other assets                          1,059,916,226      24,148,161,855   -1,624,909,155        22,523,252,700
                                                      ----------------------------------------------------------------------------
   Share investments to be sold
   Investment in short term securities                       3,566,700       8,653,288,672      686,037,407         9,339,326,079
   Cash and cash equivalents                                86,652,630       1,431,888,165    2,718,468,925         4,150,357,091
   Assets of disposal groups                                         0                   0                0                     0
                                                      ----------------------------------------------------------------------------
   Total Non-fixed assets                                1,703,739,595      37,331,795,129    1,776,613,357        39,108,408,486
                                                      ----------------------------------------------------------------------------

III.Prepaid expenses/Deferred taxes
   Deferred taxes                                           39,230,868       2,451,213,902     -545,882,697         1,905,331,205
   Prepaid expenses                                          5,021,565         490,409,128        7,725,841           498,134,968
                                                                     0                   0                0                     0
                                                      ----------------------------------------------------------------------------
Total assets                                             7,661,392,692     135,682,508,295    4,085,314,811       139,767,823,106
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

conversion rate: 1$ = 1,2496(euro)